UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZCAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at a price of $11,420, subject to adjustment	ZCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

First Closing of Offering

On December 26, 2024, Zoomcar Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “December 2024 Form 8-K”) reporting the Company’s having entered into a Securities Purchase Agreement, dated December 23, 2024 (the “December 2024 SPA”) with certain accredited investors relating to a private placement offering in which the Company offered certain of the Company’s securities for minimum gross proceeds of $4 million and up to a maximum of $30 million, pursuant to a Confidential Private Placement Memorandum, dated December 3, 2024, as such may be amended from time to time (the “Offering”). On December 25, 2024, the Company held the first closing of the Offering in which it raised gross proceeds of $5.48 Million (the “First Closing”). For more information on the Offering and the First Closing, please refer to the December 2024 Form 8-K.

Second Closing of Offering

On February 6, 2025, the Company filed a Current Report on Form 8-K (the “February 2025 Form 8-K”) reporting the Company’s having entered into a Securities Purchase Agreement, dated January 31, 2025 (the “January 2025 SPA”) with certain accredited investors relating to a private placement offering in which the Company offered certain additional of the Company’s securities, pursuant to the Offering. On February 4, 2025, the Company held the second closing of the Offering in which it raised gross proceeds of $1.44 Million and also issued securities in settlement of a claim in the amount of $1.56 Million for which it did not receive any proceeds (the “Second Closing”). For more information on the Offering and the Second Closing, please refer to the February 2025 Form 8-K.

Reverse Stock Split

All share and per-share amounts reported in this Current Report on Form 8-K reflect a 1-for-20 reverse stock split of the Company’s common stock (the “Common Stock”), effective as of March 21, 2025 (the “Reverse Split”). The Common Stock commenced trading on the Nasdaq Stock Market on a post-Reverse Split basis on March 24, 2025.

Securities Purchase Agreement, Registration Rights and Third Closing

As of March 31, 2025, the Company entered into a securities purchase agreement, substantially in the same form as the December 2024 SPA and the January 2025 SPA (the “Securities Purchase Agreement”) with certain additional accredited investors (the “Investors”), in connection with the third closing of the Offering (the “Third Closing”). The Company did not receive any cash proceeds in the Third Closing. The Securities (as hereinafter defined) were issued to the Investors either (i) as consideration for waiving certain rights that such Investors may have had in connection with a most favored nations provision included in the transaction documents for a prior financing of Zoomcar, Inc. or (ii) to settle outstanding amounts owed by the Company to such Investors (see “Settlement Agreements” below). Pursuant to the terms and conditions of the Securities Purchase Agreement, the Company agreed to sell to such Investors an aggregate of $15,639,099 of Securities (as hereinafter defined), consisting of 501,318 shares of common stock (the “Shares”) of the Company, par value $0.0001 per share (the “Common Stock”). Also issuable along with the Shares are (i) Series A Warrants to purchase up to an aggregate of 6,706,192 shares of Common Stock at an exercise price of $6.24 per share, which takes into account a “share combination event” adjustment effective following the issuance of such warrants as a result of the Reverse Split (the “Series A Warrants”) and (ii) Series B Warrants to purchase initially no shares of Common Stock and then up to such number of shares of Common Stock, as determined on the Reset Date (as described below), subject to certain adjustments (the “Series B Warrants” and collectively with the Shares and the Series A Warrants, the “Securities”). The Securities were offered at a price of $31.20. The Series A Warrants are exercisable for a period of five years from the date that they are initially exercisable. Since the exercise price of the Series A Warrants has been reduced to the floor price, there can be no further adjustment to the exercise price or the number of shares available for exercise pursuant to the Series A Warrants. The Series B Warrants are exercisable at any time until they are exercised, at an initial exercise price of $0.002. The maximum number of shares of Common Stock that the Series B Warrants may be exercisable into is 2,004,955 shares. The Third Closing occurred as of March 31, 2025. As mentioned above, the Company did not receive any proceeds at the Third Closing.

All other terms and conditions of the Securities Purchase Agreement are the same as those in the December 2024 SPA and the January 2025 SPA, provided that all pricing terms, with respect to the Third Closing, reflect the Reverse Split. The description of the Securities issued at the Third Closing is the same as the securities issued by the Company at the First Closing and the Second Closing.

Placement Agent

In connection with the Offering, the Company retained Aegis Capital Corp., pursuant to a Placement Agent Agreement (the “PAA”) to act as the placement agent (“Aegis”).

Since the Company did not receive any proceeds from the sale of the Securities at the Third Closing, the Company did not pay Aegis any cash compensation and did not issue Aegis any Placement Agent Warrants at the Third Closing. For more information regarding the PAA and the compensation arrangement between the Company and Aegis, please see the December 2024 Form 8-K and February 2025 Form 8-K.

Private Placement Offering

None of the securities sold in the Offering, including those issued at the Third Closing, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and Section 506(b) of Regulation D promulgated under the Securities Act.

The foregoing description of the Offering and the Third Closing does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Series A Warrants, the Series B Warrants, the Registration Rights Agreement, and the Placement Agent Agreement, copies of which are filed as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2 and 10.3, respectively to this Current Report on Form 8-K.

Settlement Agreements

The Company entered into a settlement (the “Aegis Settlement”) with Aegis and certain affiliated parties (the “Aegis Settlement Parties”). Pursuant to the Aegis Settlement, the Aegis Settlement Parties agreed to settle and dismiss an existing arbitration claim by the Aegis Settlement Parties in consideration for the issuance of $7,000,000 of securities of the Company at the Third Closing consisting of an aggregate of (a) 224,360 shares of Common Stock, (b) Series A Warrants to purchase up to 3,505.627 shares of Common Stock at an exercise price of $6.24 per share and (c) Series B Warrants to purchase up to 897,440 shares of Common Stock at an exercise price of $0.002 per share.

Additionally, the Company entered into a settlement (the “Law Firm Settlement”) with the Company’s corporate securities attorneys (the “Law Firm”), in connection with the payment of outstanding amounts owed by the Company to the Law Firm. Pursuant to the Law Firm Settlement, the Law Firm agreed to settle the payment of outstanding legal fees due and payable by the Company to the Law Firm for services rendered through December 31, 2023, in consideration for the issuance of $4,000,000 of securities of the Company at the Third Closing consisting of an aggregate of (a) 128,206 shares of Common Stock, (b) Series A Warrants to purchase up to 2,003,206 shares of Common Stock at an exercise price of $6.24 per share and (c) Series B Warrants to purchase up to 512,821 shares of Common Stock at an exercise price of $0.002 per share.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference into this Item 3.02.

 Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
4.1	Series A Warrant
4.2	Series B Warrant
10.1*	Securities Purchase Agreement
10.2*	Registration Rights Agreement
10.3	Placement Agent Agreement (Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed on December 26, 2024)
104	Cover Page Interactive Data File (formatted as inline XBRL)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2025	Zoomcar Holdings, Inc.

	By:	/s/ Hiroshi Nishijima
	Name:	Hiroshi Nishijima
	Title:	Chief Executive Officer

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